                                                           Exhibit(10)(g)
                                                              EXHIBIT III

                                 AMENDMENT NO. 1
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                             EFFECTIVE JUNE 21, 1996
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)

        WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, as heretofore amended (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective June 21, 1996, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect:

               1. The first sentence of Section "4. NUMBER OF SHARES." of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said Section 4 being un changed and unaffected by this Amendment and continuing in full force and effect):

               "Subject to the provisions of Section 5, the total number of shares of the Company's common stock, par value $.50 per share (the `Common Stock'), which may be issued under Options granted pursuant to the Plan shall not exceed 600,000."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

         THIS AMENDMENT NO. 1 TO THE TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 21, 1996, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 20, 1996.

                                           /S/ JOHN A. MISIASZEK
                                           -------------------------------------
                                           JOHN A. MISIASZEK, SECRETARY


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

                                                                 Exhibit (10)(g)
                                                                      Exhibit IV

                                 AMENDMENT NO. 2
                                     TO THE
                                TRANSMATION, INC.
                   AMENDED AND RESTATED 1993 STOCK OPTION PLAN

                             EFFECTIVE JUNE 21, 1996
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)

         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated 1993 Stock Option Plan, as heretofore amended (the "Plan"); and

         WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

         NOW, THEREFORE, the Plan is hereby amended, effective June 21, 1996, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect, and any amendments to stock option agreements which are made pursuant to this Amendment shall be automatically cancelled:

               1. A new Section 8(b)(iv) is hereby added to Section "8. TERM OF OPTIONS; EXERCISABILITY." of the Plan, to provide in its entirety as follows (with the remainder of said Section 8 being unchanged and unaffected by this Amendment and continuing in full force and effect):

                      "(iv) Notwithstanding the foregoing, if and to the extent
               that the Fair Market Value requirements for exercisability set forth in this Section 8(b) are not satisfied, then the balance of each Option hereto fore or hereafter granted shall nevertheless become exercisable on the fourth anniversary of the Grant Date of such Option."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

         THIS AMENDMENT NO. 2 TO THE TRANSMATION, INC. AMENDED AND RESTATED 1993 STOCK OPTION PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 21, 1996, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 20, 1996.

                                                 /S/ JOHN A. MISIASZEK
                                                --------------------------------
                                                 JOHN A. MISIASZEK, SECRETARY

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